Exhibit 10.39

March 16, 2004

Patrick J. Mitchell
Chairman and Chief Executive Officer
Ascent Assurance, Inc.
801 Cherry Street, Suite 3100
Fort Worth, Texas 76102

Re:	Extension of the "Patrick J Mitchell Employment Agreement" with Ascent Management, Inc. and Ascent Assurance, Inc. dated as of December 18, 2002 ("Employment Agreement")

Dear Mr. Mitchell:

The purpose of this letter is to confirm in writing and memorialize the agreement reached, as of March 15, 2004, between you, defined as the “Executive” in the above referenced Employment Agreement, and each of Ascent Management, Inc. (“AMI”) and Ascent Assurance, Inc. (“AAI”) to extend such Employment Agreement through March 15, 2005. More specifically, the “Expiration Date” in Section 3 of the Employment Agreement is March 15, 2004. Therefore, the Employment Agreement, unless extended by mutual agreement of the parties, would have expired at 12:00 a.m. March 16, 2004.

In consideration of the mutual promises contained herein, the “Executive” and each of AMI and AAI hereby amend such Employment Agreement, as of March 15, 2004, by deleting “March 15, 2004” as the “Expiration Date” in Section 3 thereof, and substituting in its place, “March 15, 2005” as such “Expiration Date.” Except as expressly stated herein, the Employment Agreement is not otherwise modified or amended by the parties, such that all other definitions, conditions, and terms contained therein shall remain, and all present and future rights, duties and obligations of the parties thereunder shall continue throughout both the “Executive’s” “Term of Employment” and as otherwise provided in such Employment Agreement.

As evidence of the acceptance by AMI and AAI of the terms of this letter agreement amending the Employment Agreement by extending it through March 15, 2005, an authorized officer of each, has affixed his signature hereto. As evidence of your acceptance of such amendment to the

Employment Agreement, please execute this letter agreement in the space provided herein below.

Yours very truly,

/s/ Patrick H. O’Neill

Patrick H. O’Neill

Agreed as to form and substance:

Ascent Management, Inc.

/s/ Patrick H. O’Neill
By: Patrick H. O’Neill, its Executive Vice President,
General Counsel and Secretary

Ascent Assurance, Inc.

/s/ Patrick H. O’Neill
By: Patrick H. O’Neill, its Executive Vice President,
General Counsel and Secretary

/s/ Patrick J. Mitchell
Patrick J. Mitchell